                          THE PAKISTAN INVESTMENT FUND, INC.
--------------------------------------------------------------------------------
 DIRECTORS AND OFFICERS
Barton M. Biggs                   William G. Morton, Jr.
CHAIRMAN OF THE BOARD             DIRECTOR
OF DIRECTORS

Michael F. Klein                  James W. Grisham
PRESIDENT AND DIRECTOR            VICE PRESIDENT

Peter J. Chase                    Harold J. Schaaff, Jr.
DIRECTOR                          VICE PRESIDENT

John W. Croghan                   Joseph P. Stadler
DIRECTOR                          VICE PRESIDENT

David B. Gill                     Valerie Y. Lewis
DIRECTOR                          SECRETARY

Graham E. Jones                   Joanna M. Haigney
DIRECTOR                          TREASURER

John A. Levin                     Belinda A. Brady
DIRECTOR                          ASSISTANT TREASURER
--------------------------------------------------------------------------------
U.S. INVESTMENT ADVISER
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
PAKISTAN INVESTMENT ADVISER
International Asset Management Company Limited
Nacon House
Maulana Din Mohammed Wafar Road
Karachi, Pakistan
--------------------------------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIANS
Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL
Rogers & Wells
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.


--------------------------------------------------------------------------------
                                         THE
                                       PAKISTAN
                                      INVESTMENT
                                      FUND, INC.
--------------------------------------------------------------------------------



                                 THIRD QUARTER REPORT
                                  SEPTEMBER 30, 1997
                         MORGAN STANLEY ASSET MANAGEMENT INC.
                                  INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
----------

For the nine months ended September 30, 1997, The Pakistan Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 39.20% compared to 40.73% for the IFC Global Pakistan Total Return Index (the "Index"). For the one year ended September 30, 1997, the Fund had a total return, based on net asset value per share, of 21.84% compared to 27.26% for the Index. For the period from the Fund's commencement of operations on December 27, 1993 through September 30, 1997, the Fund had a total return, based on net asset value per share, of -52.74% compared with -28.65% for the Index. On September 30, 1997, the closing price of the Fund's shares on the New York Stock Exchange was $5 15/16 representing a 10.5% discount to the Fund's net asset value per share.

Performance wise, our large holdings in Hubco, PTCL and PSO all outperformed the market on a quarterly and year-to-date basis. Nevertheless, the narrow breadth of the rally -- focusing primarily on the large caps mentioned above -- has meant that many of our smaller holdings have lagged the market so far, despite strong fundamentals. While we expect the large caps to continue to lead the liquidity driven rally, we also expect a broader market increase in the coming months.

During the third quarter of 1997, the Fund's holdings continued to be adjusted to take advantage of improving stock market conditions as well as corporate fundamentals. Weightings of quality blue chips were increased, particularly Lever Brothers (from 4.2% to 4.9%) and Muslim Commercial Bank (from 3.4% to 5.3%). Both of these companies are set to benefit from the impending real economic recovery in Pakistan.

Third quarter 1997 was indeed a momentous one for the Pakistan market with the IMF's official approval of the $1.6 billion structural adjustment facility serving as a clear endorsement of the Sharif government's ambitious reform program. The relief package will also go a long way to increasing confidence and triggering a growth recovery in the real economy.

While GDP growth has finally bottomed out at 3% for the year ended June 1997, the recovery is by no means complete. Agriculture is expected to show a strong recovery with all major crops, including the all important cotton, likely to register a sharp rise in production. Industrial growth however continues to be sluggish although confidence is improving. With interest rates having declined substantially this quarter, we expect that increased bank lending in line with a strong agricultural recovery will result in GDP growth of 5.5% for the coming fiscal year.


On the reform front, progress continues -- particularly within the financial sector. The newly independent State Bank of Pakistan has pushed both public sector and private sector banks to aggressively recover past due loans. The results have been very positive so far. Out of an estimated Rs. 130 billion non performing loans, up to Rs. 15 billion has been recovered while another Rs. 15 billion has been written off. The positive liquidity effects of such substantial recoveries will be significant as public sector banks begin slowly to expand their under-utilized balance sheets.

With regard to revenue collection, a key reform area where past governments have failed to make progress, signs of progress are emerging. With corporate and individual tax cuts in the last budget plus a reduction in import tariffs and the sales tax, there were concerns that revenue collection might be significantly lower than targeted. Surprisingly however, the first quarter revenue collection was Rs. 61 billion against a target of Rs. 63 billion. Whether this momentum is maintained going forward remains to be seen. However, for now this is the clearest evidence of the government's commitment to adhere to the IMF's strict conditions.

The government has also moved forward briskly on the privatization front with the final bidders for the First Women Bank having being short listed and financial advisors for United Bank, National Bank and Sui Southern Gas Company now being solicited. Publicly, the government has set a deadline of June 1998 for the privatization of these entities. Though this appears a bit optimistic, there is a high probability that these privatizations will go through by the latter half of 1998.

While the above developments are all positive for the medium-term growth of
the economy, some concerns still remain.    The main one being that foreign
exchange reserves remain at the lower end of their past five year historical range, while exports have yet to show any significant improvement. We believe however, that with the release of the first tranche of IMF's ESAF loan in the fourth quarter of 1997, plus the government's move to securitize U.S.$500 million worth of expatriate Pakistani workers remittances, float U.S.$300 million medium-term sovereign bonds, export around U.S.$400 million of surplus raw cotton and receive up to U.S.$500 million soft loan from the Asian Development bank for capital market reforms, the foreign exchange position will improve sufficiently by the first quarter of 1998. Beyond then, proceeds from privatizations should further augment reserves going into fiscal 98/99. All this will allow the government to repay some of its high cost short-term debt which has been the core cause of past foreign exchange crises.

A government think tank in the planning ministry has estimated that exports need to grow by at least 15% per annum for 4-5 years for the structural imbalance in foreign trade to be rectified. In the first quarter of the current fiscal year, exports registered a year-on-year growth of 9% compared to the budgetary target of 15% growth for the full year. If cotton production exceeds 9.0 million bales, as widely expected, there is a good chance that the export growth in fiscal 96-97 could reach 12-13%. This would go a long way in helping the government to meet the IMF requirement of achieving an average foreign exchange
reserve balance of US$1.5 billion.   Further, lower international oil prices as
well as lower fertilizer and power plant machinery imports this year have already helped to reduce the trade deficit by 17% on a year to year basis in the first quarter of this fiscal year.

The second area of concern relates to the currency. The government's recent preemptive 8% devaluation of the rupee came in marked contrast to South East Asian currency adjustments. Of primary importance was the fact that the rupee's adjustment came on the back of a long series of reform measures as well as an IMF deal: it was, in fact, the icing on the cake and will go a long way towards removing any remaining doubts regarding the government's willingness to do the IMF's bidding. We feel quite strongly that this adjustment was a one off and will not lead to a series of competitive devaluations.

Pakistan does not have capital account convertibility and the domestic kerb foreign exchange market caters largely to the retail sector as all documented dollar flows must occur through the State Bank at fixed exchange rates. Secondly, there is very limited uncovered foreign currency borrowing by local corporates or financial institutions to create a system wide crisis risk. Third, there does not appear to be a near term danger of a large competitive devaluation to boost exports. Only about 20% of Pakistan's exports - mainly textile garments - compete directly with Thailand, Indonesia and the Philippines. The bulk of Pakistan's textile exports is that of yarn where the main competition is from India and China. For different reasons both these countries are unlikely to devalue their currencies by more than 3-5% in the current fiscal year. Finally, the government has already built in a 6-7% devaluation (the average over the past decade has been about 8%) into its budget estimates for Fiscal Year 97-98. Its supply side policy thrust would be negatively impacted by anything significantly larger. Instead, it has sought to enhance exporters' margins by capping input costs of energy and raw materials by freezing utility charges and lowering import tariffs while also reducing interest rates on borrowing - especially export refinancing - and lowering corporate tax rates.

Keeping the above factors in mind, while it will be premature to say that the Pakistan economy has embarked on a new accelerated growth path, it is clear that basic elements of stabilization are now in place to halt the economic slide witnessed over the last 2-3 years. A competent and well respected technocratic team has boosted both domestic and foreign investor confidence and the implementation of reform measures has clearly begun.

In view of these developments we are fairly optimistic that the stock market will remain firm over the coming months. Pakistan equity valuations are now amongst the most attractive in Asia with Fiscal Year 98 price-earnings ratio of
8.5 times and a three year price to earnings growth multiple (PEG) of 0.5 times with KSE-100 earnings growth for Fiscal Year 1998 and Fiscal Year 1999 forecast at 30% and 27% respectively, and risk perceptions likely to further improve as we move into 1998, there is a high probability of a further re-rating of the market. This move should be underpinned by improving domestic liquidity, increasing foreign portfolio funds inflow and a favorable supply/demand scenario for stocks in the upcoming quarters.

Although the Fund is permitted to temporarily increase its cash position during periods of market volatility, we intend, consistent with the Fund's long-term investment objectives, to remain invested in equity securities, even during market downturns.

Sincerely,


/s/  Michael F. Klein


Michael F. Klein
PRESIDENT AND DIRECTOR


/s/  Landon Thomas


Landon Thomas
PORTFOLIO MANAGER


/s/  Madhav Dhar



Madhav Dhar
PORTFOLIO MANAGER


/s/  Robert L. Meyer


Robert L. Meyer
PORTFOLIO MANAGER

October 1997

THE PAKISTAN INVESTMENT FUND, INC.
INVESTMENT SUMMARY AS OF SEPTEMBER 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------


HISTORICAL
INFORMATION                                                                    TOTAL RETURN (%)
                                            ----------------------------------------------------------------------------------
                                                 MARKET VALUE (1)              NET ASSET VALUE (2)           INDEX (3)
                                            ----------------------        -------------------------     ----------------------
                                                           AVERAGE                       AVERAGE                       AVERAGE
                                            CUMULATIVE     ANNUAL         CUMULATIVE     ANNUAL         CUMULATIVE     ANNUAL
                                            ----------     -------        ----------     -------        ----------     -------
              FISCAL YEAR TO DATE             15.85%           --           39.20%           --           40.73%           --
              ONE YEAR                        13.10         13.10%          21.84         21.84%          27.26         27.26%
              SINCE INCEPTION*               -57.74        -20.47          -52.74        -18.06          -28.65         -8.59
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
-------------------------------------------------------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION

[GRAPH]



                                                      YEARS ENDED DECEMBER 31:
                                                                                                       NINE MONTHS
                                                                                                          ENDED
                                       1993*            1994           1995           1996          SEPTEMBER 30, 1997
                                       -----            ----           ----           ----          ------------------
Net Asset Value Per Share. . . . .   $ 14.03          $ 11.42        $  6.57        $  4.77             $  6.64
Market Value Per Share . . . . . .   $ 15.50          $  9.00        $  5.25        $  5.13             $  5.94
Premium/(Discount) . . . . . . . .     10.5 %          -21.2 %        -20.1 %          7.5 %             -10.5 %
Income Dividends . . . . . . . . .     --             $  0.03        $  0.00#          --                 --
Capital Gains Distributions. . . .     --               --           $  0.00#          --                 --
Fund Total Return (2). . . . . . .     -0.50%          -18.36%        -42.43%        -27.40%              39.20%
Index Total Return (3) . . . . . .     N/A              -8.51%        -31.14%        -19.46%              40.73%

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The IFC Global Pakistan Total Return Index is an unmanaged index of common stocks, including dividends.
  * The Fund commenced operations on December 27, 1993.
  # Amount is less than $0.01 per share.

THE PAKISTAN INVESTMENT FUND, INC.
PORTFOLIO SUMMARY AS OF SEPTEMBER 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
PORTFOLIO INVESTMENTS DIVERSIFICATION

[CHART]

    Short-Term Investments (3.2%)
    Equity Securities (96.8%)

--------------------------------------------------------------------------------
SECTORS

[CHART]

Automobiles (2.1%)
Banking (9.9%)
Chemicals (13.7%)
Energy Sources (15.2%)
Forest Products & Paper (2.7%)
Health & Personal Care (4.9%)
Insurance (1.7%)
Telecommunications (19.5%)
Textiles & Apparel (4.4%)
Utilities - Electrical & Gas (21.8%)
Other (4.1%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*
                                                      PERCENT OF
                                                      NET ASSETS
                                                      ----------
    1.   Pakistan Telecommunications Corp.               19.5%
    2.   Hub Power Co.                                   16.9
    3.   Pakistan State Oil Co., Ltd.                    12.3
    4.   Fauji Fertilizer Co., Ltd.                       8.2
    5.   Muslim Commercial Bank Ltd.                      5.2
    6.   Lever Brothers                                   4.9
    7.   Engro Chemicals Ltd.                             3.2
    8.   Faysal Bank Ltd.                                 3.1
    9.   Sui Southern Gas Co.                             2.6
    10.  Sui Northern Gas Co.                             2.3
                                                         ----
                                                         78.2%
                                                         ----
                                                         ----


*Excludes short-term investments.

INVESTMENTS (UNAUDITED)
----------
SEPTEMBER 30, 1997
                                                                         VALUE
                                                      SHARES             (000)
-------------------------------------------------------------------------------
COMMON STOCKS (96.7%)
(Unless otherwise noted)
-------------------------------------------------------------------------------
AUTOMOBILES (2.1%)
    Pak Suzuki Motor Co., Ltd.                     1,236,000       U.S.$ 1,647
                                                                --------------
-------------------------------------------------------------------------------
BANKING (9.9%)
    Askari Bank                                    1,642,637             1,157
    Faysal Bank Ltd.                               3,510,650             2,411
    Muslim Commercial Bank
      Ltd.                                         4,253,270             4,045
                                                                --------------
                                                                         7,613
                                                                --------------
-------------------------------------------------------------------------------
BUILDING MATERIALS & COMPONENTS (0.0%)
    Dandot Cement Co. (Rights)                            62                --@
                                                                --------------
-------------------------------------------------------------------------------
CHEMICALS (13.7%)
    Engro Chemicals Ltd.                             675,348             2,503
    Fauji Fertilizer Co., Ltd.                     2,984,000             6,332
    Fauji Jordan Fertilizer Co.,
      Ltd.                                         3,391,500             1,747
                                                                --------------
                                                                        10,582
                                                                --------------
-------------------------------------------------------------------------------
ENERGY SOURCES (15.2%)
    Pakistan Oilfields Ltd.                          471,462               897
    Pakistan State Oil Co., Ltd.                     906,600             9,451
    Shell Pakistan Ltd.                              181,900             1,348
                                                                --------------
                                                                        11,696
                                                                --------------
-------------------------------------------------------------------------------
FINANCIAL SERVICES (0.8%)
    Orix Leasing                                     520,090               630
    Trust Modaraba Ltd.                                  180                --@
                                                                --------------
                                                                           630
                                                                --------------
-------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER (2.7%)
    Century Paper & Board                          2,071,465               972
    Packages Ltd.                                    610,700             1,108
                                                                --------------
                                                                         2,080
                                                                --------------
-------------------------------------------------------------------------------
HEALTH & PERSONAL CARE (4.9%)
    Lever Brothers                                   161,180             3,793
                                                                --------------

--------------------------------------------------------------------------------
INSURANCE (1.7%)
    Adamjee Insurance Co., Ltd.                      473,165             1,321
                                                                --------------
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (19.5%)
    Pakistan
      Telecommunications
      Corp. 'A'                                   12,904,600            12,465
    Pakistan
      Telecommunications
      Corp. GDS (Euro)                                26,650             2,572
                                                                --------------
                                                                        15,037
                                                                --------------
-------------------------------------------------------------------------------
TEXTILES & APPAREL (4.4%)
    Artistic Denim Mills                           1,250,000               440
    Crescent Textile Mills Ltd.                    1,262,184               421
    Gadoon Textile Mills                             670,000               546
    Ibrahim Fibre Ltd.                             2,000,000               370
    Nishat Mills Ltd.                              4,190,911             1,605
    Saif Textiles                                        100                --@
                                                                --------------
                                                                         3,382
                                                                --------------
-------------------------------------------------------------------------------
UTILITIES - ELECTRICAL & GAS (21.8%)
    Hub Power Co.                                  9,731,000            13,017
    Nishat Tek Ltd. (Rights)                              17                --@
    Sui Northern Gas Co.                           2,197,192             1,753
    Sui Southern Gas Co.                           2,975,863             1,996
                                                                --------------
                                                                        16,766
                                                                --------------
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost U.S.$84,394)                                                    74,547
                                                                --------------
--------------------------------------------------------------------------------

                                                        FACE
                                                      AMOUNT
                                                       (000)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (2.4%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (2.4%)
    Chase Securities, Inc., 5.75%,
      dated 9/30/97, due
      10/1/97, to be
      repurchased at U.S.$1,852
      collateralized by United
      States Treasury Bonds,
      8.50%, due 2/15/20,
      valued at U.S.$1,892
      (Cost U.S.$1,852)                     U.S.$      1,852             1,852
                                                                --------------
--------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (0.8%)
    Pakistani Rupee
      (Cost U.S.$576)                       PKR       23,317               576
                                                                --------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%)
  (Cost U.S.$86,822)                                                    76,975
                                                                --------------
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)
    Other Assets                            U.S.$      2,302
    Liabilities                                       (2,209)               93
                                            -----------------   --------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
    Applicable to 11,604,792 issued and
      outstanding U.S.$0.01 par value shares
      (100,000,000 shares authorized)                              U.S.$77,068
                                                                --------------
                                                                --------------
-------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                          U.S.$  6.64
                                                                --------------
                                                                --------------
--------------------------------------------------------------------------------
  @ -- Value is less than U.S.$500.
GDS -- Global Depositary Shares


                                          6